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                                                                     Exhibit 5.1


                        CONSENT OF INDEPENDENT AUDITORS


The Sponsor, Trustee and Unit Holders of Equity Focus Trusts - Sector Series, 2000-B:



We consent to the use of our report dated November 15, 2000, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                         /s/ KPMG LLP

                                         KPMG LLP

New York, New York
November 15, 2000